UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 27, 2016

PERNIX THERAPEUTICS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)

10 North Park Place, Suite 201, Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 793-2145
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01.     Regulation FD Disclosure.

Background

During the month of October 2016, Pernix Therapeutics Holdings, Inc. ("Pernix") executed various confidential disclosure agreements (the "Confidentiality Agreements") with certain holders (the "Treximet Noteholders") of Pernix's 12% senior secured notes due 2020 and certain holders (the "Convertible Noteholders", together with the Treximet Noteholders, the "Noteholders") of Pernix's 4.25% convertible senior notes due 2021, to facilitate discussions with the Noteholders concerning a possible consensual restructuring of Pernix's capital structure (the "Transaction").

Pursuant to the Confidentiality Agreements, Pernix agreed to disclose publicly, any material non-public information disclosed to the Noteholders after a specified period or upon the occurrence of certain events set forth in the Confidentiality Agreements. The information included in this Current Report on Form 8-K is being furnished, in part, to satisfy Pernix's public disclosure obligations under the Confidentiality Agreements.

Noteholders' Restructuring Proposal and Pernix Counterproposal

Over the course of several months beginning in October 2016, the Treximet Noteholders and Convertible Noteholders, together with their respective advisors, engaged in negotiations with Pernix and its advisors and with each other regarding a potential Transaction.

On October 24, 2016, meetings occurred among Pernix, the Noteholders and their respective financial and legal advisors. On November 19, 2016, the Noteholders' advisors delivered to Pernix's Board of Directors a term sheet outlining the non-binding terms and conditions and proposed timeline of a potential Transaction supported by the Noteholders (the "Initial Noteholders' Proposal"), as supplemented by a sale/restructuring process approach dated December 15, 2016. The Initial Noteholders' Proposal contemplated, among other things, a sale and marketing process and/or an agreement to restructure Pernix's capital structure, in each case to be effected through an in-court process.

Following receipt of the Initial Noteholders' Proposal, Pernix continued to negotiate with the Noteholders with respect to the treatment of various stakeholders in a potential Transaction. To that end, Pernix and its advisors, on the one hand, and the Noteholders and their advisors, on the other hand, engaged in discussions outlining their respective considerations. After receiving a counterproposal from the Company, the Treximet Noteholders delivered a revised term sheet to Pernix on December 22, 2016 (the "Treximet Noteholders' Proposal", together with the Initial Noteholders' Proposal, the "Noteholders' Proposals"). Pernix delivered its latest counterproposal to the Noteholders on December 26, 2016 (the "Company Proposal").

Notwithstanding such negotiations, Pernix and the Noteholders have been unable to reach an agreement on certain significant issues relating to a potential Transaction. These significant issues include, among others, (i) treatment of notes held by the Noteholders, (ii) treatment of existing shareholders, (iii) the terms and procedures of the proposed sale process, and (iv) the Noteholders' involvement and consent rights in the decision to proceed with a sale or restructuring.

Accordingly, on December 26, 2016, Pernix ceased discussions with the Noteholders.

Pernix continues to analyze various strategic alternatives to proactively address its liquidity and capital structure in a constructive manner, including strategic and refinancing alternatives, asset sales, mergers and acquisitions. Pernix estimates that it will have a cash balance in the low $30 million range and an additional $12 million of liquidity available under its revolving credit facility at December 31, 2016.

Pernix is required by the terms of certain of the Confidentiality Agreements to disclose the last written term sheets of each party that memorialize the terms of a possible Transaction. The description in this Form 8-K of the Transaction, the Company Proposal and the Noteholders' Proposals do not purport to be complete and are qualified in their entirety by reference to the complete text thereof. The Initial Noteholders' Proposal, the Treximet Noteholders' Proposal and the Company Proposal are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

Financial Information

Pernix and its subsidiaries generally do not publicly disclose detailed prospective financial information. However, in connection with their discussions with the Noteholders and their respective advisors, Pernix provided certain financial and other information, including a business overview, five-year business plan and certain forecasts, to the Noteholders and their respective advisors pursuant to the Confidentiality Agreements and made a presentation regarding such information to the Noteholders on October 24, 2016. In December 2016, Pernix revised the prospective financial information and provided a revised presentation to the Noteholders. The original presentation was based on a top-level review, whereas the revised presentation was the product of a bottoms-up detailed budgetary process, and the revised presentation supersedes and replaces in full the original presentation. A copy of the revised presentation is attached as Exhibit 99.4 and is incorporated herein by reference.

Management of Pernix prepared the forecasts contained therein from certain internal financial projections based on expectations, beliefs, opinions, and assumptions of Pernix's management that Pernix's management believed were reasonable at the time they were made. Such expectations, beliefs, opinions, and assumptions may not be appropriate as of the date hereof in light of developments in Pernix's business and the broader market for pharmaceutical and related industries. The forecasts were not prepared with a view towards public disclosure and were not prepared in accordance with generally accepted accounting principles ("GAAP") or any published guidelines for preparation and presentation of "prospective financial information."

The inclusion of the forecasts in this Current Report on Form 8-K should not be regarded as an indication that Pernix or any other person considered, or now considers, this information to be predictive of actual future results, and does not constitute an admission or representation by any person that such information is material, or that the expectations, beliefs, opinions, and assumptions that underlie such forecasts remain the same as of the date of this Current Report on Form 8-K, and readers are cautioned not to place undue reliance on the prospective financial information.

Neither the independent auditor of Pernix nor any other independent accountant has examined, compiled, or performed any procedures with respect to the prospective financial information contained in this Current Report on Form 8-K. Accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the prospective financial information.

The prospective financial information:

  is speculative by its nature and was based upon numerous expectations, beliefs, opinions, and assumptions which are inherently uncertain and many of which are beyond the control of Pernix and its subsidiaries and which may not prove to be accurate;
  does not necessarily reflect current estimates or expectations, beliefs, opinions, or assumptions that the management of Pernix may have about prospects for Pernix and its subsidiaries' businesses, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the information was prepared;
  may not reflect current results or future performance, which may be significantly more favorable or less favorable than as set forth in such information; and
  is not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the forecasts will be achieved.

Much of the financial information contained or incorporated by reference in this Current Report on Form 8-K is forward-looking in nature. Such forward-looking information is subjective in many respects and thus subject to interpretation. Further, the information was prepared based on information available to management in December 2016 and relates to multiple future years and such information by its nature becomes less predictive with each succeeding year. Pernix cannot provide assurance that the financial projections will be realized; rather, actual future financial results are likely to vary materially from the forward-looking information presented or incorporated by reference herein.

Except as required by law, Pernix does not currently intend to update or revise publicly any of the information contained or incorporated herein to reflect circumstances or other events occurring after the date the financial projections were prepared or to reflect the occurrence of future events. These considerations should be taken into account in reviewing the financial projections, which were prepared as of an earlier date. For additional information on factors that may cause actual future financial results to vary materially from the information presented herein, see the section entitled "Cautionary Note Regarding Forward-Looking Statements" below.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the Exhibits hereto include "forward-looking statements" within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 - that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address Pernix's expected future business and financial performance, and often contain words such as "anticipate," "believe," "intend," "expect," "plan," "will" or other similar words. These forward-looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Pernix's expectations in these statements. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties inherent in our business including, without limitation: our ability to successfully complete a refinancing or restructuring of our existing debt, the rate and degree of market acceptance of, and our ability and our distribution and marketing partners' ability to obtain reimbursement for, any approved products; our ability to successfully execute our sales and marketing strategy, including to continue to successfully recruit and retain sales and marketing personnel in the U.S.; our ability to obtain additional financing; our ability to maintain regulatory approvals for our products; the accuracy of our estimates regarding expenses, future revenues and capital requirements; our ability to manage our anticipated future growth; the ability of our products to compete with generic products as well as new products that may be developed by our competitors; our ability and our distribution and marketing partners' ability to comply with regulatory requirements regarding the sales, marketing and manufacturing of our products; the performance of our manufacturers, over which we have limited control; our ability to obtain and maintain intellectual property protection for our products; our ability to operate our business without infringing the intellectual property rights of others; the success and timing of our clinical development efforts; the loss of key scientific or management personnel; acceptance of our products by health insurance providers for reimbursement; elimination of, changes in, or Pernix's failure to satisfy rebate programs under managed care contracts; regulatory developments in the U.S. and foreign countries and our ability to either acquire or develop and commercialize other product candidates in addition to our current products. For more information about other risks that could affect the forward-looking statements herein, please see Pernix's most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings made with the Securities and Exchange Commission. Pernix expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

9.01     Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Pernix Therapeutics Holdings, Inc. Restructuring Term Sheet dated November 19, 2016, as supplemented by the sale/restructuring process approach dated December 15, 2016.
99.2	Pernix Therapeutics Holdings, Inc. Restructuring Term Sheet dated December 22, 2016.
99.3	Pernix Therapeutics Holdings, Inc. Restructuring Term Sheet dated December 26, 2016.
99.4	PTX Discussion Materials dated December 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Date: December 27, 2016	By:	/s/ John A. Sedor
John A. Sedor
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Pernix Therapeutics Holdings, Inc. Restructuring Term Sheet dated November 19, 2016, as supplemented by the sale/restructuring process approach dated December 15, 2016.
99.2	Pernix Therapeutics Holdings, Inc. Restructuring Term Sheet dated December 22, 2016.
99.3	Pernix Therapeutics Holdings, Inc. Restructuring Term Sheet dated December 26, 2016.
99.4	PTX Discussion Materials dated December 22, 2016.